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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)
                                DECEMBER 20, 1997



                               POPE & TALBOT, INC.
               (Exact name of registrant as specified in charter)



     DELAWARE                      1-7852                     94-0777139
 (State or other          (Commission File Number)           (IRS Employer
 jurisdiction of                                          Identification No.)
  incorporation)


           1500 S.W. FIRST AVENUE
              PORTLAND, OREGON                                 97201
  (Address of principal executive offices)                  (Zip Code)


                                 (503) 228-9161
              (Registrant's telephone number, including area code)


                                      NONE
         (Former name or former address, if changed since last report.)


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Item 5.    Other Events

           On December 20, 1997, Pope & Talbot Pulp Ltd., a wholly owned subsidiary of Pope & Talbot, Inc., a Delaware corporation (the "Registrant"), mailed an Offer to Purchase to the holders of the outstanding common shares of Harmac Pacific Inc.
           (TSE:HRC).

           The Offer to Purchase incorporated by reference as an exhibit to this report is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)        Exhibits

           99.1 - Offer to Purchase and Circular, dated December 20, 1997. (Incorporated herein by reference to Exhibit 1 to Schedule 14D-1F filed with the Securities and Exchange Commission on December 22, 1997 by Pope & Talbot Pulp Ltd.).

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                                    SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned, thereunto duly authorized, on December 22, 1997.

                                   POPE & TALBOT, INC.
                                   ----------------------
                                               Registrant



                               By  /s/ Robert J. Day
                                   -------------------------------------------
                                   Name:   Robert J. Day
                                   Title:  Senior Vice President and
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.                    Description
-----------                    -----------

  99.1 Offer to Purchase and Circular, dated December 20, 1997. (Incorporated herein by reference to Exhibit 1 to Schedule 14D-1F filed with the Securities and Exchange Commission on December 22, 1997 by Pope & Talbot Pulp Ltd.).